UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Item 1. Reports to Stockholders.

Sound Point Floating Rate Income Fund

Investor Class (SPFRX)

Institutional Class (SPFLX)

Annual Report

August 31, 2015

Sound Point Floating Rate Income Fund

TABLE OF CONTENTS

Shareholder Letter	3
Allocation of Portfolio Holdings	7
Schedule of Investments	8
Statement of Assets & Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Trustees and Officers	26

Sound Point Floating Rate Income Fund

SHAREHOLDER LETTER

August 31, 2015

Dear Investors,

Sound Point Floating Rate Income Fund Performance

I am pleased to provide the Annual Report for the Sound Point Floating Rate Income Fund (the "Fund") for the fiscal year ended August 31, 2015. The Fund's investment objective is to provide a high level of current income consistent with strong risk-adjusted returns. The Fund seeks to achieve its objective by identifying fundamentally attractive senior-secured floating rate loans or variable-rate instruments, which pay interest at variable-rates determined periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread. The Fund may also invest in senior secured and unsecured bonds and will manage a long-only portfolio with what is believed to be an optimal blend of these assets. Over the one year period ended August 31, 2015, the Fund (Institutional share class) generated a net return of +5.75% as compared to the Fund's benchmark, the Credit Suisse Leveraged Loan Index (the "Index"), return of +1.38% over the same period of time. As of the most recent Prospectus, dated December 29, 2014, the Fund's gross expense ratio was 1.46% (1.15% net to investors) for the investor class and 1.21% (0.90% net to investors) for the institutional class. The Fund has experienced no individual loan defaults in the portfolio, excluding the highly anticipated Caesars' bankruptcy, which was a key element of our investment thesis.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844-886-9704.

This mutual fund commenced investment operations on May 31, 2014 and therefore the performance of shares of the Fund prior to May 31, 2014 reflects the performance of the Predecessor Fund (inception: 12/1/2012). The Fund has acquired the assets and assumed the liabilities of the Predecessor Fund, a closed-end fund which has used substantially similar investment strategies and the same investment adviser. The Fund assumed the performance, financial and other historical information of the Predecessor Fund's Common Shares.

As of August 31, 2015, the Fund held 85.5% of its net assets in first and second-lien secured bank loans. The Fund was invested in 119 issuers diversified across 34 industries, with its top five positions representing 19.3% of Fund net assets and the top ten industry groups representing 69.4% of Fund net assets. The top industry weighting was Services.

Market Update

Over the twelve month period ending August 31, 2015, the 10-Year Treasury yield fell from 2.42% to 2.17%. The Federal Reserve has continued its stimulus reduction and the market has priced in expectations for a marginal rate hike in the near to medium term. Meanwhile the European Central Bank and the Bank of Japan have continued monetary stimulus measures. Foreign investors seeking higher returns have driven demand for U.S. Treasuries, pushing yields lower. Default activity across leveraged loans has remained quite low with the trailing 12-month institutional leveraged loan default rate at 1.30% versus the long-term average of 3.55%. For the first eight months of this year, 24 companies have defaulted compared to 20 during the same period last year. New loan issuance totaled $311 billion in the first eight months of the year, down from $398 billion during this period one year ago. New loan activity this year has been largely driven by acquisitions compared to repricing and refinancing driven activity in 2014. During this time, high yield bond issuance reached $195 billion, down from the $209 billion from the same time period of 2014. The pipeline of new deals has slowed this year, especially during the summer months, but as of August 31st approximately $40 billion of institutional loans had been announced and/or expected to market in the near term.

Throughout the last year, there has been persistent market volatility driven by various catalysts such as dislocations in energy and commodity prices, uncertainty in China and experimental global central bank policies, to name a few.

Leveraged loans have been the best performing credit-related asset class during this period of time. As stated earlier, the Index returned +1.38% for the year ended August 31, 2015. The Fund outperformed the Index returning +5.75% over the same time period, which is largely attributable to the Fund's exceptionally low exposure to energy, metals and mining. We continue to be underweight these commodity sectors with a 0.45% weighting as of August 31, 2015 versus a weighting of 5.33% in the Credit Suisse Leverage Loan Index. We will continue to be underweight commodities but are also selectively looking at opportunities within energy in the most defensive mid-stream (e.g. pipelines) part of the sector. Going forward we anticipate finding good relative value, particularly in the new issue market, while remaining cautious and patient on entry points.

We thank our investors for your support and welcome your questions and comments.

Sincerely,

Stephen Ketchum
Founder and Managing Partner of Sound Point Capital Management, L.P.

September 2015

Must be preceded or accompanied by a Prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than diversified mutual funds and the Fund's share price may therefore be more volatile than the share price of a diversified fund. The Fund intends to elect to be treated and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. If for any reason the Fund fails to qualify for treatment as a RIC, the Fund will have to pay corporate-level taxes on all of its income whether or not the Fund distributes it, which would substantially reduce the amount of income available for debt service and for distributions to the Shareholders.

Past performance does not guarantee future results.

LIBOR: London Interbank Offered Rate (LIBOR) — British Bankers Association Fixing for US Dollar. The fixing is conducted each day at 11 am (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers' Association. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an index.

The views expressed are the opinions and projections of Sound Point Capital Management LP through the period ending August 31, 2015, and are subject to change based on market and other conditions. The opinions expressed may differ from those with different investment philosophies. Sound Point Capital Management LP does not represent that any opinion or projection will be realized.

The information provided herein is for informational purposes only and does not constitute investment advice and should not be relied on as such. This information should not constitute an offer to sell or the solicitation of any offer to buy any interests in the any fund managed by Sound Point Capital Management LP or any of its affiliates. Such an offer to sell or solicitation of any offer to buy interests may only be made pursuant to definitive subscription documents between a fund and an investor.

The Sound Point Floating Rate Income Fund is distributed by Quasar Distributors, LLC.

Sound Point Floating Rate Income Fund

PERFORMANCE SUMMARY

August 31, 2015

Investment Returns
For the periods ended August 31, 2015

	One Year	Average Annual Since Inception
Sound Point Floating Rate Income Fund*
Institutional Class	5.75%	6.97%
Investor Class	5.53%	6.89%
Credit Suisse Leverage Loan Index	1.38%	4.08%

* Institutional Class inception date was December 1, 2012. The Investor Class inception was May 31, 2014. Investor Class share performance prior to May 31, 2014 reflects the Institutional Class returns without any adjustment for class-specific expenses.

Sound Point Floating Rate Income Fund

EXPENSE EXAMPLE

August 31, 2015 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015 (the "period").

Actual Expenses

The information in the tables under the headings "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The information in the tables under the headings "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Example

	Actual Performance*		Hypothetical Performance (5% return before expenses)
	Investor	Institutional	Investor	Institutional
Beginning Account Value (3/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/15)	$1,036.00	$1,038.40	$1,019.41	$1,020.67
Expenses Paid during Period*	$5.90	$4.62	$5.85	$4.58

*Expenses are equal to the annualized expense ratio for the class (1.15% for Investor, 0.90% for Institutional), multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal period (184), then divided by the number of days in the fiscal year (365)to reflect the most recent period end.

Sound Point Floating Rate Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS

(Calculated as a percentage of Total Investments)

August 31, 2015 (Unaudited)

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2015

Principal Amount		Rate (1)	Maturity	Value
	Bank Loans — 85.5%
	Aerospace & Defense — 0.2%
$101,254	Wyle Services Corporation	5.00%	5/21/2021	$100,938
	Automotive — 0.3%
149,000	Horizon Global Corporation	7.00	6/30/2021	147,883
	Banking, Finance, Insurance & Real Estate — 12.4%
51,000	AmeriLife Group, LLC (1st Lien)	5.75	7/08/2022	51,064
75,000	AmeriLife Group, LLC (2nd Lien)	9.75	1/10/2023	73,875
67,388	Asurion, LLC (1st Lien B-1)	5.00	5/24/2019	67,051
750,000	Asurion, LLC (1st Lien B-4)	5.00	8/04/2022	743,554
2,250,000	Asurion, LLC (2nd Lien)	8.50	3/03/2021	2,212,492
266,333	Auction.com, LLC	6.00	5/13/2019	265,667
237,558	Bats Global Markets, Inc.	5.75	1/31/2020	239,240
70,640	CGSC of Delaware Holdings Corporation (1st Lien)	5.00	4/16/2020	64,988
146,000	CGSC of Delaware Holdings Corporation (2nd Lien)	8.25	10/05/2020	119,720
196,001	NXT Capital, LLC	6.25	9/04/2018	197,226
195,435	Orchard Acquisition Company, LLC	7.00	2/08/2019	180,452
285,565	Q Holding Company	6.00	12/17/2021	284,673
497,663	RCS Capital Corporation (1st Lien)	7.50	4/29/2019	487,710
97,000	RCS Capital Corporation (2nd Lien)	11.50	4/29/2021	92,635
261,672	Walter Investment Management Corp.	4.75	12/18/2020	248,044
	Total Banking, Finance, Insurance & Real Estate			5,328,391
	Beverage, Food & Tobacco — 0.4%
193,022	Candy Intermediate Holdings, Inc.	7.50	6/18/2018	192,781
	Building and Development — 2.4%
226,000	ABG Operating, LLC	6.25	6/12/2020	226,283
160,000	Builders FirstSource, Inc.	6.00	7/29/2022	159,500
110,000	CHI Doors Holding Corp.	4.75	7/29/2022	109,656
58,000	Jeld-Wen, Inc.	5.00	6/30/2022	58,000
249,375	Stardust Finance Holdings, Inc.	6.50	3/13/2022	248,440
238,418	Tensar Corporation, The	5.75	7/09/2021	225,603
	Total Building and Development			1,027,482
	Capital Equipment — 0.5%
213,316	Marine Acquisition Corp.	5.25	2/01/2021	213,849

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2015

Principal Amount		Rate (1)	Maturity	Value
	Computers & Electronics — 5.2%
$1,000,000	4L Technologies, Inc.	5.50%	5/08/2020	$985,000
1,000,000	Alion Science and Technology Corporation	5.50	8/19/2021	995,000
101,000	Linxens France SA (1st Lien)	5.00	7/29/2022	100,832
68,000	Linxens France SA (2nd Lien)	9.50	7/31/2023	67,745
37,905	Research Now Group, Inc. (1st Lien)	5.50	3/18/2021	37,715
48,000	Research Now Group, Inc. (2nd Lien)	9.75	3/18/2022	48,000
	Total Computers & Electronics			2,234,292
	Construction & Building — 1.0%
83,580	DI Purchaser, Inc.	6.00	12/15/2021	82,535
34,000	DTZ U.S. Borrower, LLC (1st Lien)	5.50	11/04/2021	33,745
99,000	DTZ U.S. Borrower, LLC (2nd Lien)	9.25	11/04/2022	99,743
229,505	Quality Home Brands Holdings, LLC	7.75	12/17/2018	230,077
	Total Construction & Building			446,100
	Consumer Goods — 3.2%
219,577	Hunter Fan Company	6.50	12/20/2017	218,479
1,000,000	KIK Custom Products, Inc.	6.00	8/26/2022	980,001
91,000	Pelican Products, Inc.	9.25	4/09/2021	90,545
84,108	Sun Products Corporation, The	5.50	3/23/2020	81,282
	Total Consumer Goods			1,370,307
	Containers, Packaging & Glass — 2.4%
131,000	Hilex Poly Co. LLC	9.75	6/03/2022	131,655
149,701	Klockner-Pentaplast of America, Inc. (German)	5.00	4/28/2020	150,094
350,299	Klockner-Pentaplast of America, Inc. (U.S.)	5.00	4/28/2020	351,219
350,000	PLZ Aeroscience Corp.	5.25	7/31/2022	350,000
62,000	Prolampac Intermediate, Inc. / Prolamina	5.00	8/18/2022	62,155
	Total Containers, Packaging & Glass			1,045,123
	Distribution/Wholesale — 0.6%
278,000	Agrofresh, Inc.	5.75	7/31/2021	278,810
	Electronics/Electrical — 0.2%
79,800	Mirion Technologies, Inc.	5.75	3/31/2022	80,139
	Energy — 0.1%
27,300	Bowie Resource Holdings, LLC	11.75	8/16/2020	25,662
	Engineering & Construction — 2.3%
1,000,000	SRS Distribution, Inc.	5.25	8/25/2022	999,585
	Environmental Industries — 0.4%
187,000	Environmental Resources Management	5.00	5/14/2021	185,831

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2015

Principal Amount		Rate (1)	Maturity	Value
	Healthcare & Pharmaceuticals — 7.5%
$750,000	21st Century Oncology, Inc.	6.50%	4/29/2022	$720,938
27,650	Alvogen Pharma US, Inc.	6.00	4/01/2022	27,581
53,000	CT Technologies Intermediate Holdings, Inc.	5.25	12/01/2021	53,088
1,133,665	FHC Health Systems, Inc.	5.00	12/23/2021	1,115,601
354,821	LTCG Holdings Corp.	6.00	6/08/2020	329,984
71,000	Physio-Control International, Inc.	10.00	6/05/2023	70,911
216,957	P2 Lower Acquisition, LLC	5.50	10/22/2020	217,363
331,768	Therakos, Inc. (1st Lien)	7.50	12/27/2017	332,597
250,000	Therakos, Inc. (2nd Lien)	10.75	6/27/2018	253,125
119,184	Water Pik, Inc.	5.75	7/08/2020	118,737
	Total Healthcare & Pharmaceuticals			3,239,925
	High Tech Industries — 5.7%
287,280	Accuvant Finance (1st Lien)	6.25	1/28/2022	288,718
49,000	Accuvant Finance (2nd Lien)	10.00	1/30/2023	49,082
161,973	Answers Corporation	6.25	10/01/2021	139,027
219,520	Eastman Kodak Company	7.25	9/03/2019	215,130
46,667	iQor US, Inc.	9.75	4/01/2022	37,567
10,945	Navex Global, Inc. (1st Lien)	5.75	11/19/2021	10,863
119,000	Navex Global, Inc. (2nd Lien)	9.75	11/18/2022	118,405
148,875	TeamViewer US, LLC	6.00	1/08/2021	148,726
1,313,501	Riverbed Technology, Inc.	6.00	4/25/2022	1,317,329
68,789	Stratus Technologies, Inc.	6.00	4/28/2021	68,660
68,000	Systems Maintenance Services, Inc.	9.25	10/16/2020	67,660
	Total High Tech Industries			2,461,167
	Hotel, Gaming & Leisure — 2.7%
101,235	AMF Bowling Centers, Inc.	7.25	9/17/2021	101,362
348,628	Caesars Entertainment Resort Properties, LLC	7.00	10/11/2020	334,061
82,000	CDS U.S. Intermediate Holdings, Inc.	9.25	6/25/2023	81,488
55,440	Global Cash Access, Inc.	6.25	12/18/2020	55,717
144,795	Mohegan Tribal Gaming Authority	5.50	6/15/2018	143,760
227,000	PlayPower, Inc.	5.75	6/23/2021	227,000
198,000	World Triathlon Corporation	5.25	6/25/2021	198,165
	Total Hotel, Gaming & Leisure			1,141,553
	Industrial Equipment — 0.3%
49,875	Bioplan USA, Inc.	5.75	9/23/2021	42,144
29,000	Boyd Corporation	5.25	4/15/2022	29,009
74,000	Infiltrator Systems Integrated, LLC	9.75	5/26/2023	73,631
	Total Industrial Equipment			144,784

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2015

Principal Amount		Rate (1)		Maturity	Value
	Internet — 2.1%
$257,000	Ancestry.com Inc.	5.00%		8/29/2022	$254,966
543,000	Global Healthcare Exchange, LLC	5.50		8/15/2022	544,357
110,721	Micro Holding Corp.	4.75		7/08/2021	110,790
	Total Internet				910,113
	Media — 9.2%
198,403	Cengage Learning Acquisitions, Inc.	7.00		3/31/2020	198,543
1,000,000	Charter Nex US Holdings, Inc.	5.25		2/07/2022	1,005,625
41,296	Deluxe Entertainment Services Group Inc.	6.50		2/28/2020	40,057
298,988	Encompass Digital Media, Inc. (1st Lien)	5.50		6/07/2021	299,860
150,000	Encompass Digital Media, Inc. (2nd Lien)	8.75		6/03/2022	149,625
217,000	Extreme Reach, Inc.	10.50		1/22/2021	216,458
1,314,820	IMG Worldwide Holdings, LLC (1st Lien)	5.25		5/06/2021	1,312,630
55,000	IMG Worldwide Holdings, LLC (2nd Lien)	8.25		5/06/2022	53,419
148,255	ION Media Networks, Inc.	4.75		12/18/2020	148,626
249,118	MediArena Acquisition B.V.	6.75		8/13/2021	244,342
182,688	Mergermarket USA, Inc. (1st Lien)	4.50		2/04/2021	179,947
62,000	Mergermarket USA, Inc. (2nd Lien)	7.50		2/04/2022	57,195
	Total Media				3,906,327
	Metals & Mining — 0.5%
228,000	Euramax Holdings, Inc.	12.25	*	9/30/2016	216,600
	Radio & Television — 0.5%
71,000	NEP/NCP Holdco, Inc.	10.00		7/22/2020	71,118
154,000	Touchtunes Interactive Networks, Inc.	5.75		5/28/2021	154,770
	Total Radio & Television				225,888
	Retail — 4.8%
236,000	Academy, Ltd.	5.00		7/01/2022	235,346
748,125	At Home Holding III, Inc.	5.00		6/03/2022	745,319
403,920	Bob's Discount Furniture, LLC (1st Lien)	5.25		2/12/2021	399,881
224,000	Bob's Discount Furniture, LLC (2nd Lien)	9.00		2/07/2022	219,520
53,000	Dollar Tree, Inc.	4.25	*	7/06/2022	53,055
85,000	Hudson's Bay Co.	4.75		8/12/2022	85,266
194,000	Jack's Family Restaurants, Inc.	5.75		7/01/2022	192,545
102,960	Mister Car Wash Holdings, Inc.	5.00		8/20/2021	103,261
18,857	Vince Intermediate Holding, LLC	5.75		11/27/2019	18,480
	Total Retail				2,052,673

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2015

Principal Amount		Rate (1)	Maturity	Value
	Services — 16.6%
$463,141	Aderant North America, Inc.	5.25%	12/31/2025	$463,720
90,255	Apple Leisure Group (Term B1)	7.00	2/28/2019	90,480
119,645	Apple Leisure Group (Term B2)	7.00	2/28/2019	119,944
153,297	Central Security Group, Inc.	6.25	10/06/2020	153,489
142,545	ConvergeOne Holdings Corp.	6.00	6/17/2020	142,456
107,443	Direct ChassisLink	8.25	11/07/2019	103,263
1,500,000	Duff & Phelps Corporation	9.50	4/23/2021	1,500,000
66,705	Global Knowledge Training, LLC	6.50	1/20/2021	66,872
248,724	IG Investments Holdings, LLC	6.00	10/29/2021	249,346
272,000	Jackson Hewitt Tax Service Inc.	8.00	7/30/2020	269,280
44,000	Merrill Communications, LLC	6.25	6/01/2022	43,945
71,077	Miller Heiman, Inc.	6.75	9/30/2019	69,029
120,633	Miller Heiman, Inc. (Incremental)	6.75	9/30/2019	117,158
136,000	Prime Security Services Borrower, LLC (1st Lien)	5.00	7/01/2021	136,068
100,000	Prime Security Services Borrower, LLC (2nd Lien)	9.75	7/01/2022	99,125
75,000	Ryan LLC	6.75	8/07/2020	74,531
1,000,000	Sitel Worldwide Corporation	6.50	8/20/2021	990,000
2,000,000	US LBM Holdings, LLC	7.50	8/19/2022	1,968,331
118,635	USAGM Holdco, LLC	4.75	7/28/2022	117,473
8,365	USAGM Holdco, LLC (Delayed Draw)	4.75	7/28/2022	8,283
311,641	Vestcom International, Inc.	5.25	9/30/2021	311,446
	Total Services			7,094,239
	Telecommunications — 1.8%
90,683	Avaya, Inc.	6.25	5/29/2020	78,408
500,000	Communications Sales & Leasing, Inc.	5.00	10/24/2022	479,375
122,000	Emerging Markets Communications, LLC	6.75	6/29/2021	119,865
96,000	Securus Technologies, Inc.	9.00	4/30/2021	86,880
	Total Telecommunications			764,528
	Transportation — 2.2%
46,000	CBAC Borrower, LLC	8.25	7/02/2020	42,895
102,638	Commercial Barge Line Company	7.50	9/23/2019	102,638
76,000	Navios Maritime Midstream Partners L.P.	5.50	6/18/2020	75,620
178,328	Navios Maritime Partners L.P.	5.25	6/27/2018	178,662
69,000	Gruden Acquisition, Inc.	5.75	8/18/2022	68,547
474,563	Sirva Worldwide, Inc.	7.50	3/27/2019	474,563
	Total Transportation			942,925
	Total Bank Loans (Cost $36,710,237)			36,777,895

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

SCHEDULE OF INVESTMENTS

August 31, 2015

Principal Amount		Rate	Maturity	Value
	Corporate Bonds — 0.5%
$24,000	Avaya, Inc. (2)	10.50%	3/01/2021	$16,020
92,000	Builders Firstsource, Inc. (2)	10.75	8/15/2023	93,840
59,000	Constellis Holdings, LLC (2)	9.75	5/15/2020	55,681
69,000	Eco Services Operations, LLC (2)	8.50	11/01/2022	66,240
	Total Corporate Bonds (Cost $240,825)			231,781
Shares
	Short Term Investment — 41.3%
17,776,096	Fidelity Institutional Government Portfolio — Institutional Class 0.010% (3)(4)			17,776,096
	Total Short Term Investment (Cost $17,776,096)			17,776,096
	Total Investments — 127.3% (Cost $54,727,158)			$54,785,772
	Liabilities in Excess of Other Assets — (27.3)%			(11,756,904)
	Net Assets — 100.0%			$43,028,868

Percentages are stated as a percent of net assets.

Footnotes:

(1)  Variable rates securities. Rates disclosed as of August 31, 2015.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. Security may be resold in certain transactions, normally to qualified institutional investors, to remain exempt from registration.

(3)  Rate quoted is seven-day yield at period end.

(4)  See Note 7.

*  Fixed rate security

The Moody's industry classification was developed by and/or is the exclusive property of the Moody's Analytics, Inc. and has been licensed for use by Sound Point Capital Management, LP.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

STATEMENT OF ASSETS & LIABILITIES

August 31, 2015
Assets
Investments, at fair value (cost $54,727,158)	$54,785,772
Receivables
Investments sold	2,667,042
Interest receivable	167,760
Prepaid expenses	8,917
Total assets	57,629,491
Liabilities
Payables
Investments purchased	14,523,812
Due to Adviser	9,523
Accrued expenses	67,288
Total liabilities	14,600,623
Net assets	$43,028,868
Components of Net Assets
Paid-in capital	42,562,848
Undistributed net investment income	214,878
Accumulated net realized gain on investments	192,528
Net unrealized appreciation on investements	58,614
Net assets	$43,028,868
Investor Class:
Net assets	$125,577
Shares outstanding (unlimited number of shares authorized, $0.01 par value)	12,098
Net asset value, offering and redemption price per share	$10.38
Institutional Class:
Net assets	$42,903,291
Shares outstanding (unlimited number of shares authorized, $0.01 par value)	4,132,432
Net asset value, offering and redemption price per share	$10.38

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2015
Investment Income
Interest income	$1,297,764
Expenses
Advisory fees	142,042
Administration fees	120,767
Transfer agent fees	43,679
Printing and mailing expense	29,061
Custody fees	24,985
Registration fees	19,518
Trustee fees	12,412
Professional fees	7,221
Insurance expense	4,243
Distribution fees — Investor Class (Note 4)	3
Other expenses	7,539
Total operating expenses	411,470
Less fees waived and reimbursed by Adviser	(214,759)
Net expenses	196,711
Net investment income	1,101,053
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	192,556
Net change in unrealized appreciation/(depreciation) on investments	(128,534)
Net realized and unrealized gain on investments	64,022
Net increase in net assets resulting from operations	$1,165,075

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
Increase in Net Assets from:
Operations
Net investment income	$1,101,053	$1,024,524
Net realized gain on investments	192,556	367,670
Net change in unrealized appreciation/(depreciation)	(128,534)	(85,840)
Net increase in net assets resulting from operations	1,165,075	1,306,354
Distributions to shareholders
From net investment income
Investor Class	(243)	(27)
Institutional Class	(1,028,851)	(1,020,364)
Net realized gain
Investor Class	(19)	—
Institutional Class	(329,732)	(393,591)
Total distributions to shareholders	(1,358,845)	(1,413,982)
Capital transactions
Proceeds from shares sold
Investor Class	123,955	1,125
Institutional Class	30,678,241	4,200,000
Proceeds from shares reinvested
Investor Class	262	27
Institutional Class	669,947	554,289
Cost of shares redeemed
Investor Class	—	—
Institutional Class	(7,829,397)	(2,847,330)
Net increase in net assets from capital share transactions	23,643,008	1,908,111
Total increase in net assets	23,449,238	1,800,483
Net Assets
Beginning of year	19,579,630	17,779,147
End of year	$43,028,868	$19,579,630

Undistributed net investment income	$214,878	$142,919

Capital shares transactions
Shares sold
Investor Class	11,964	105
Institutional Class	2,952,337	398,099
Shares reinvested
Investor Class	26	3
Institutional Class	65,880	53,470
Shares redeemed
Investor Class	—	—
Institutional Class	(752,024)	(266,605)
Net increase in shares outstanding	2,278,183	185,072

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

FINANCIAL HIGHLIGHTS
Investor Class

For a capital share outstanding throughout each period.

		For the Period May 31, 2014*
	For the Year Ended	through
	August 31, 2015	August 31, 2014
Net Asset Value, Beginning of Period	$10.49	$10.62	(1)
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.43 (5)	0.13
Net realized and unrealized gain (loss) on investments	0.12	(0.00)	(4)
Total Income from Investment Operations	0.55	0.13
LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.26)
From net realized gain on investments	(0.17)	—
Total Distributions	(0.66)	(0.26)
Net Asset Value, End of Period	$10.38	$10.49
Total Return	5.53%	1.19%	(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$125,577	$1,138
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.74%	1.95%	(3)
After fees waived by the Adviser	1.15%	1.15%	(3)
Ratio of net investment income to average net assets
After fees waived by the Adviser	4.18%	4.50%	(3)
Portfolio turnover rate	196%	165%	(2)

*  Commencement of operations

(1)  NAV at Class inception

(2)  Not annualized

(3)  Annualized

(4)  Amount is less than $0.01 per share. The net realized and unrealized loss per share does not accord with the amount presented in the Statement of Operations due to the Investor Class shares commencing operations on May 31, 2014.

(5)  Per share amounts have been calculated using the average shares method.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

FINANCIAL HIGHLIGHTS
Institutional Class

For a capital share outstanding throughout each period.

			For the Period December 1, 2012*
	For the Year Ended	For the Year Ended	through
	August 31, 2015	August 31, 2014	August 31, 2013
Net Asset Value, Beginning of Period	$10.49	$10.58	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.52 (4)	0.57	0.14
Net realized and unrealized gain on investments	0.06	0.14	0.50
Total Income from Investment Operations	0.58	0.71	0.64
LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.58)	(0.06)
From net realized gain on investments	(0.17)	(0.22)	0.00
Total Distributions	(0.69)	(0.80)	(0.06)
Net Asset Value, End of Period	$10.38	$10.49	$10.58

Total Return	5.75%	6.92%	6.40%	(1)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$42,903	$19,578	$17,779
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.88%	2.37%	3.33%	(2)
After fees waived by the Adviser	0.90%	1.58% (3)	2.08%	(2)
Ratio of net investment income to average net assets
After fees waived by the Adviser	5.04%	5.35%	2.11%	(2)
Portfolio turnover rate	196%	165%	197%	(1)

*  Commencement of Operations

(1)  Not annualized

(2)  Annualized

(3)  See Note 3 — Investment Advisory and Other Agreements

(4)  Per share amounts have been calculated using the average shares method.

See accompanying Notes to Financial Statements.

Sound Point Floating Rate Income Fund

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2015

1.  Organization

The Sound Point Floating Rate Income Fund (the "Fund") is a non-diversified series of Trust for Advised Portfolios (the "Trust"). The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. Prior to reorganizing to the Trust on May 31, 2014, the Fund was organized as a closed-end, non-diversified, management investment company under the same name (the "Predecessor Fund") and commenced operations on December 1, 2012.

The Fund offers Investor and Institutional shares; the common shares of the Predecessor Fund were converted into Institutional shares of the Fund upon completion of the reorganization and the Investor shares were first offered on May 31, 2014. Each share of the Fund represents an equal proportionate interest in the Fund, except the Investor shares are subject to a distribution fee as described in Note 4. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily to each class of shares based on relative net assets. Each class has identical rights except with respect to voting rights on matters pertaining to that class.

The Fund's investment objective is to provide a high level of current income consistent with strong risk-adjusted returns.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

A.  Valuation of Investments

The Fund's investments in fixed income securities are normally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Trust's Board of Trustees (the "Board"). The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable loan quotations from loan dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value.

In certain cases authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by Sound Point Capital Management, L.P. (the "Adviser"). In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, an increase in interest rates may adversely affect the borrower's financial condition. Due to the unique and customized nature of loan agreements evidencing loans, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain valuations of the loans in its portfolio.

Various inputs are used in determining the value of the Fund's investments. The Fund has adopted the following fair value hierarchy as summarized below.

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Bank Loans - The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs.

Bonds - The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads. The spread data used is for the same maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit default swap spreads, and recovery rates based on collateral values as key inputs. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments:

Description	Level 1	Level 2	Level 3	Total Investments
Assets:
Fixed Income:
Bank Loans (a)	$—	$36,777,895	$—	$36,777,895
Corporate Bonds	—	231,781		231,781
Total Fixed Income	—	37,009,676	—	37,009,676
Short-Term Investment	17,776,096	—	—	17,776,096
Total Assets	$17,776,096	$37,009,676	$—	$54,785,772

(a)  All other industry classifications are identified in the Schedule of Investments.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at year end.

B.  Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bank loans held using the yield-to-maturity method. Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method. Expenses are recorded on the accrual basis as incurred.

C.  Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company ("RIC") under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended August 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the year, the Fund did not incur any interest or tax penalties. As of August 31, 2015, open tax years subject to examination by the tax authorities in the United States also include the tax years ended August 31, 2014.

E.  Dividends and Distributions

Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Fund will distribute substantially all of its net investment income and all of its capital gains to shareholders semi-annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

F.  Counterparty Risk

The Fund is subject to counterparty risk to the extent any agent with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund's management monitors the financial condition of such agent and does not anticipate any losses from this counterparty. Unsettled bank debt investments are subject to the risk of the debt issuer failing to fulfill their contractual obligations of providing the purchased investment to the Fund after the Fund has entered into the purchases and sales agreement and payment has been made.

The Fund helps manage counterparty risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund's counterparties.

G.  Indemnification Obligation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

3.  Investment Advisory and Other Agreements

The Fund has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the agreement, the Fund pays the Adviser a fee equal to an annual rate of 0.65% of the Fund's average daily net assets. Pursuant to the Expense limitation agreement with respect to the Fund, until at least December 31, 2015, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses and interest expense and dividends paid on short sales and extraordinary expenses) from exceeding 1.15% and 0.90% of average daily net assets per year (the "Expense Cap") for Investor Class Shares and Institutional Class Shares, respectively. The expense limitation for the Institutional Class shares was reduced from 1.60% to 0.90% upon reorganization (see Note 1) into the Trust. Expenses borne by the Adviser due to the Expense Cap are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap. For the year ended August 31, 2015, the Adviser waived and/or reimbursed $214,759.

The Adviser may recapture a portion of the following amounts no later than August 31st of the following years:

2016:	$144,221
2017:	151,345
2018:	214,759
$510,325

U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Fund's administrator and transfer agent.

U.S. Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund's distributor and principal underwriter.

The Independent Trustees fees for their services and travel expenses were $12,412 during the year ended August 31, 2015. No compensation is paid to the Interested Trustee or officers of the Trust.

4.  Distribution Plan

The Trust, on behalf of the Fund, adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. The Plan expired as of May 31, 2015. Distribution fees incurred for the year ended August 31, 2015, are disclosed on the Statement of Operations.

5.  Income Taxes

The tax character of dividends paid to shareholders during the year ended August 31, 2015 and year ended August 31, 2014, as noted below, was as follows:

	August 31, 2015	August 31, 2014
Distributions Paid From:
Ordinary Income	$1,290,476	$1,413,982
Net Long Term Capital Gains	68,369	—
Total Distribution Paid	$1,358,845	$1,413,982

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The following information is provided on a tax basis as of August 31, 2015:

Tax cost of investments	$54,727,158
Unrealized appreciation	257,802
Unrealized depreciation	(199,188)
Net unrealized appreciation	58,614
Undistributed ordinary income	407,406
Undistributed long term gains	—
Distributable earnings	407,406
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$466,020

6.  Investment Transactions

Purchases and sales of investment securities, excluding short-term securities, for the year ended August 31, 2015, were $61,616,275 and $42,561,188, respectively.

7.  Underlying Investment in Other Investment Companies

The Fund currently invests a portion of its assets in Fidelity Institutional Government Portfolio — Institutional Class ("Fidelity") due to a large subscription just prior to year-end. The performance of the Fund may be directly affected by the performance of Fidelity. Fidelity is registered under the 1940 Act as an open-ended management investment company. Fidelity invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The financial statements of Fidelity, including the portfolio of investments, can be found at the Security and Exchange Commission's website and should be read in conjunction with the Fund's financial statements. As of August 31, 2015, 41.3% of the fund's net assets invested in Fidelity. Subsequent to the year end, the position in Fidelity was significantly reduced as the subscription was fully invested.

8.  Subsequent Events

On September 30, 2015, the Board of Trustees approved an agreement and plan of reorganization for the Fund into the American Beacon Sound Point Floating Rate Income Fund (the "AB Fund"), newly created series of American Beacon Funds (the "AB Trust"), subject to shareholder approval. The AB Fund is designed to be substantially identical from an investment perspective to the Fund.

The primary purpose of the reorganization transaction (the "Reorganization") is to move the Fund to the American Beacon Family of Funds. The Reorganization will shift management oversight responsibility for the Fund to American Beacon Advisors, Inc. (the "Manager") while retaining Sound Point Capital Management, L.P., the investment adviser of the Fund, as the sub-advisor to the AB Fund.

Additional subsequent events after the date of Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements presented in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Sound Point Floating Rate Income Fund
and the Board of Trustees of Trust for Advised Portfolios

We have audited the accompanying statement of assets and liabilities of the Sound Point Floating Rate Income Fund (the "Fund"), a series of shares of beneficial interest in the Trust for Advised Portfolios, including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and period (Investor Class commenced operations on May 31, 2014) in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period December 1, 2012 (commencement of operations) through August 31, 2013 were audited by other auditors whose report dated October 28, 2013, expressed an unqualified opinion on such and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and other appropriate parties or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sound Point Floating Rate Income Fund as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 30, 2015

Sound Point Floating Rate Income Fund

ADDITIONAL INFORMATION (Unaudited)

August 31, 2015

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

For the year ended August 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2015, was 0.00%.

For the year ended August 31, 2015, the Percentage of taxable income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 20.25% (unaudited).

Sound Point Floating Rate Income Fund

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011-2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None

Sound Point Floating Rate Income Fund

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	1	None
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee
Ian Martin 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011-present); Vice President, Huntington Asset Services (2008-2011)	N/A	N/A
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 57	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).	N/A	N/A

Sound Point Floating Rate Income Fund

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 35	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011-present); Senior Fund Administrator, Huntington Asset Services (2002-2011)	N/A	N/A
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (January 2012 to present); Contract Attorney, various law firms (2009-2012).	N/A	N/A

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Investment Adviser

Sound Point Capital Management, L.P
375 Park Ave, 25th Floor
New York, NY 10152

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius LLP
2020 K Street NW
Washington, DC 20006-1806

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, David S. Krause and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Sound Point Floating Rate Income Fund

	BBD, LLP	BBD, LLP
	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$17,000	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Sound Point Floating Rate Income Fund

	BBD, LLP	BBD, LLP
	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Sound Point Floating Rate Income Fund

	BBD, LLP	BBD, LLP
Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	11/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	11/9/2015

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	11/9/2015